SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 22, 2001

                             WOW Entertainment, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


   0-19049                                                         74-2504501
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   (Commission                                               (IRS Employer
   File Number)                                           Identification No.)


  Bank One Tower, 111 Monument Circle, Suite 4600, Indianapolis, Indiana 46204
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (317) 974-1969


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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WOW Entertainment, Inc.
SEC Form 8-K

Item 1.  Changes in Control of the Registrant

On June 26, 2001, the Registrant redeemed 19,007,585 shares of common stock of the Registrant from David B. McLane, which represented all the Registrant's shares owned by Mr. McLane. Concurrently with the redemption, Mr. McLane resigned from the Board of Directors of the Registrant and as the President of the Registrant's wholly owned subsidiaries Women of Wrestling, Inc. ("WOW") and WOW Women of Wrestling Music I, Inc. Mr. McLane was formerly part of a control group with Messrs. John F. Fisbeck and Carter M. Fortune. As a result of the redemption, Mr. McLane is no longer a member of the control group. Messrs. Fisbeck and Fortune remain members of the control group. Collectively, Messrs. Fisbeck and Fortune own 92.0% of the outstanding common stock of the Registrant.

Item 5. Other Events and Regulation FD Disclosure.

On May 22, 2001, the Registrant and its wholly owned subsidiary, WOW, executed an Amendment to its Distribution Agreement with M/G Perin, Inc. and Richard Perin (collectively "Perin"). WOW and Perin agreed to terminate their relationship under their existing Distribution Agreement dated January 18, 2000 and entered into a new agreement covering only WOW's free television programs created through May 22, 2001, which will extend no later than through September 30, 2001 for domestic distribution and December 31, 2001 for foreign distribution as specified in the Distribution Agreement. Perin shall be entitled to collect and retain all domestic distribution and foreign television advertising or licensing revenues relating to any licensing of the Program that occurs during Perin's continued representation through September 30, 2001 or December 31, 2001, respectively (with the exception only of amounts, if any, already paid to WOW). Since Perin is paying all expenses relating to distribution of the Program, Perin shall have the right to discontinue the distribution of the Program at any time, provided Perin gives as much advance notice to WOW as is reasonably practicable. Notwithstanding the foregoing, in the event a substantial portion of the assets or stock of WOW are sold or licensed, Perin's rights to continue to distribute the Program shall terminate thirty days after the consummation of such a sale or license. Also as part of the agreement, Mr. Perin returned to the Registrant all of his common stock in the Registrant (1,839,556 shares) previously acquired by him from the Registrant, which shares were cancelled, and voided all rights to warrants issuable under the Distribution Agreement. Perin also received $100,055.77 from WOW to pay certain payables it incurred in connection with its representation of WOW. The funds used to pay Perin were loaned to WOW by Carter Fortune, a member of the control group of the Registrant.

The foregoing description of certain provisions of the Amendment to the Distribution Agreement, a copy of which is filed as exhibit hereto and incorporated herein by reference, is not intended to be complete and is qualified in its entirely by reference to the full text of such agreements.

Item 7. Financial Statements and Exhibits


(a) and (b) N/A

(c)     Exhibits

Exhibit Number     Description
--------------     -----------
Exhibit 7.1 Stock Redemption Agreement, dated as of June 26, 2001, between WOW Entertainment, Inc., Women of Wrestling, Inc., David B. McLane and David McLane Enterprises, Inc.

Exhibit 7.2 Amendment to Distribution Agreement, dated as of May 22, 2001, between Carter Fortune, WOW Entertainment, Inc., Women of Wrestling, Inc. and M/G Perin, Inc and Richard Perin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WOW Entertainment, Inc.
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                                 (Registrant)

DATE:     July 11, 2001

                                        By:  /s/ Doug E. May
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                                             Doug E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT
  NO.                  DESCRIPTION                                          PAGE
-------                -----------                                          ----
Exhibit 7.1 Stock Redemption Agreement, dated as of June 26, 2001, between WOW Entertainment, Inc., Women of Wrestling,
                   Inc., David B. McLane and David McLane Enterprises, Inc.

Exhibit 7.2 Amendment to Distribution Agreement, dated as of May 22, 2001, between Carter Fortune, WOW Entertainment, Inc., Women of Wrestling, Inc. and M/G Perin, Inc. and Richard Perin.






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